                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                              ------------------



                                  FORM 8-K/A
                               (Amendment No. 2)

                                CURRENT REPORT



Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 9, 1996

                    GREENBRIAR CORPORATION (formerly known
                   as MEDICAL RESOURCE COMPANIES OF AMERICA)
                   -----------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           NEVADA                  0-8187         75-2399477
- ------------------------------  -----------   ------------------
(State or other jurisdiction    (Commission   (I.R.S. Employer
       of incorporation)        File Number)  Identification No.)




              4265 Kellway Circle,  Addison,  Texas         75244
              -------------------------------------      --------
              (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code: (214)  407-8400
                                                   ----------------

Item 1.   Changes in Control of Registrant.

     Not Applicable

Item 2.   Acquisition or Disposition of Assets.

     On February 9, 1996 Medical Resource Companies of America (now known as Greenbriar Corporation) (the "Company") sold it's wholly owned subsidiary American Mobility, Inc. ("AMI") along with AMI's subsidiaries Odyssey Mobility, Inc., Aviation Mobility, Inc. and Alpha Mobility, Inc. to Innovative Health Services, Inc. ("IHS") an non reporting company. The sales price was $4,300,000 which was comprised of a $2 million note and $2,300,000 of Class "A" convertible preferred stock of IHS. The price and terms of the sale were determined through arms length negotiations between the parties. The fair value of the preferred stock for accounting purposes was determined based on the discounted projected future cash flows.

     The $2 million note bears interest at the prime rate plus 1% and is payable quarterly. The note calls for annual principal payments equal to a percentage of IHS' earnings with a final payment due on February 9, 2001. The preferred stock has a cumulative dividend rate of 8% per annum payable quarterly. The preferred stock has no voting rights unless dividends are in arrears. After three years under certain circumstances, the Company can convert the preferred stock into common stock of IHS a price of 75% of the prevailing market price at the time of conversion.

The Company will record a gain of $930,000 on the sale of AMI.


Item 3.   Bankruptcy or Receivership.

               Not Applicable


Item 4.   Changes in Registrant's Certifying Accountant.

               Not Applicable


Item 5.   Other Events.

               Not Applicable

Item 6.   Resignations of Registrant's Directors.

               Not Applicable


Item 7.   Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Pro forma Balance Sheets for September 30, 1995
          Pro forma Statement of Operations for the year ended December 31, 1994 and the nine months ended September 30, 1995.

     (c)  Exhibits

               None



Item 8    Change in Fiscal Year.

               Not Applicable

                                  SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    GREENBRIAR CORPORATION


Dated: August 9, 1996                By: /s/ Gene S. Bertcher
                                        -----------------------------
                                       Name:  Gene S. Bertcher
                                       Title:  Chief Financial Officer

                     Medical Resource Companies of America



ITEM #7 (b)
- -----------


Pro Forma Balance Sheet and Statement of Operations
                 (Unaudited)



          The following pro forma Balance Sheet as of September 30, 1995 and Statement of Operations for the year ended December 31, 1994 and the nine months ended September 30, 1995 give effect to the disposition of American Mobility, Inc. along with it's wholly owned subsidiaries, Odyssey Mobility, Inc., Aviation Mobility, Inc. and Alpha Mobility, Inc. The pro forma Statement of Operations for the year ended December 31, 1994 also gives effect to the disposition of The Fountainview (January 1995) and Rivermont (December 1994). The pro forma Statement of Operations for the nine months ended September 30, 1995 gives effect to the disposition of the Fountainview. These statements should be read in conjunction with the separate financial statements and notes thereto of the company. They are not necessarily indicative of the results of operations of the company as it may be in the future or as it might have been had the assets been sold prior to the periods indicated.

                                         Medical Resource Companies of America
                                         Pro Forma Consolidated Balance Sheet
                                                  September 30, 1995
                                                (Amounts in thousands)
                                                      (Unaudited)


                                                                       Disposition
                                              As Previously            Of American                Consolidated
                                                 Reported             Mobility, Inc.                Proforma
ASSETS

CURRENT ASSETS
  Cash                                            10,567                  (253)(1)                    10,314
  Accounts receivable
        Trade                                        884                  (149)(1)                       735
        Due from affiliates                          181                                                 181
        Other                                      1,190                                               1,190
  Supplies                                           342                  (342)(1)                         0
  Other                                            1,200                   (55)(1)                     1,145
                                            ------------------------------------------------------------------
          Total current assets                    14,364                  (799)                       13,565

REAL ESTATE                                        3,158                                               3,158

INVESTMENT IN SECURITIES, AT COST                  1,780                  2300(2)                       4080

 NOTES RECEIVABLE                                  6,870                  2000(2)                       8870

PROPERTY AND EQUIPMENT
  Buildings and improvements                         767                                                 767
  Furniture, fixtures and equipment                2,299                (2,134)(1)                       165
  Construction in progress                           122                                                 122
  Land                                               100                                                 100
  Less accumulated depreciation
         & amortization                           (1,317)                 1081(1)                       (236)
                                            ------------------------------------------------------------------
                                                   1,971                (1,053)                          918

OTHER ASSETS
  Goodwill                                         1,281                (1,281)(1)                         0
  Other                                              752                  (565)(1)                       187
                                            ------------------------------------------------------------------
                                                   2,033                (1,846)                          187

                                                  30,176                   602                        30,778
                                            ==================================================================



LIABILITIES AND STOCKHOLDERS EQUITY

  CURRENT LIABILITIES
  Accounts payable                                   630                   (97)(1)                       533
  Accrued expenses                                 1,355                    (1)(1)                     1,354
  Other                                              107                   (54)(1)                        53
  Current maturities of long-term                     71                                                  71
   obligations
                                            ------------------------------------------------------------------
                                                   2,163                  (152)                        2,011

DEFERRED GAIN                                      3,083                                               3,083

LONG-TERM DEBT, less current                         904                                                 904
 maturities

STOCKHOLDERS EQUITY                               24,026                   754(3)                     24,780
                                            ------------------------------------------------------------------

                                                  30,176                   602                        30,778
                                            ==================================================================


                                               Medical Resource Companies of America
                                          Pro Forma Consolidated Statement of Operations
                                               For the Year Ended December 31, 1994
                                                            (unaudited)
                                                      (Amounts in thousands)

                                                                                          Less
                                                                Less                    Operations
                                        As Previously        Operations                of American
                                           Reported           of Other                  Mobility,                       Consolidated
                                         Consolidated       Dispositions    Subtotal       Inc.       Adjustments        Pro forma
REVENUE
Sales and rentals of mobility products        2,011                 -         2,011       (2,011)                                 0
  Long-term care facilities
    operating revenue                         7,939              (7,939)        -            -                                  -
  Real estate operating revenue               2,029                 -         2,029          -                                2,029
  Gain on sales of assets                     4,633              (1,720)      2,913          -                                2,913
Interest and dividends                          418                 -           418          -              344(4)              762
                                      ----------------------------------------------------------------------------------------------
                                             17,030              (9,659)      7,371       (2,011)           344               5,704

EXPENSES
  Cost of mobility products sales and
    rentals                                   1,636                 -         1,636       (1,636)                                 0
  Long-term care facilities
    operating expenses                        5,059              (5,059)        -            -                                  -
  Real estate operating expense               1,486                 -         1,486          -                                1,486
  General and administrative                  4,942                (482)      4,460         (907)                             3,553
  Interest                                    2,979              (2,150)        829          -                                  829
                                      ----------------------------------------------------------------------------------------------
                                             16,102              (7,691)      8,411       (2,543)             0               5,868
                                      ----------------------------------------------------------------------------------------------


    Earnings (loss) from continuing
          before income taxes                  928               (1,968)     (1,040)         532            344                (164)

Income tax expense                              57                  (57)        -            -                                  -
                                      ----------------------------------------------------------------------------------------------

     Earnings (loss) from continuing           871               (1,911)     (1,040)         532            344                (164)
                                      ==============================================================================================

Earnings per share from continuing
     Operations                              $0.15                                                                           $(0.13)

Weighted average number of common and
     equivalent shares outstanding           3,678                                                                            3,678



Note: Other dispositions include Rivermont and The Fountainview, which were sold in December 1994 and January 1995, respectively.

                                               Medical Resource Companies of America
                                           Pro Forma Consolidated Statement of Operations
                                            For the Nine Months Ended September 30, 1995
                                                            (unaudited)
                                                       (Amounts in thousands)

                                                                                            Less
                                                  As               Less                  Operations
                                              Previously        Operations              of American
                                               Reported           of The                 Mobility,                      Consolidated
                                             Consolidated      Fountainview   Subtotal      Inc.      Adjustments        Pro forma
REVENUE
   Sales and rentals of mobility                                       -         1,659     (1,659)           -                 -
     products                                      1,659
   Long-term care facilities
     operating revenue                               552              (552)        -          -              -                 -
   Real estate operating revenue                     521               -           521        -              -                 521
   Gain on sales of assets                         7,043            (5,149)      1,894        -              -               1,894
   Interest and dividends                            966               -           966        -              258(4)          1,224
   Other                                              14               -            14        -              -                  14
                                         -------------------------------------------------------------------------------------------
                                                  10,755            (5,701)      5,054     (1,659)           258             3,653
EXPENSES
   Cost of mobility products sales and             1,275               -         1,275     (1,275)           -                 -
     rentals
   Long-term care facilities
     operating expenses                              318              (318)        -          -              -                 -
   Real estate operating expense                     270               -           270        -              -                 270
   General and administrative                      2,371               (38)      2,333       (381)           -               1,952
   Interest                                          179               (73)        106        -              -                 106
                                         -------------------------------------------------------------------------------------------
                                                   4,413              (429)      3,984     (1,656)             0             2,328
                                         -------------------------------------------------------------------------------------------
   Earnings from continuing operations
       before income taxes                         6,342            (5,272)      1,070         (3)           258             1,325

Income tax expense                                 2,152            (1,792)        360        -              -                 360
                                         -------------------------------------------------------------------------------------------

   Earnings from continuing operations             4,190            (3,480)        710         (3)           258               965
                                         ===========================================================================================

Earnings per share from continuing
     operations                                    $1.13                                                                     $0.22

Weighted average number of common and
     equivalent shares outstanding                 3,551                                                                     3,551






  Medical Resource Companies of America
  Notes to Pro Forma Financial Statements
  September 30, 1995
  (Unaudited)


 The pro forma balance sheet has been prepared as though the disposition occurred on September 30, 1995, and the Statements of Operations have been prepared as though the disposition took place as of the beginning of the periods presented. The disposition will result in a gain of $754,000 which has not been reflected in the pro forma statements of operations. The pro forma adjustments included in the accompanying statements are as follows:

      (1) To reflect the reduction of assets and liabilities

      (2) To record the proceeds received on the sale

      (3) To record the gain on the sale

      (4) To record the interest and dividend income that would have been received had the transaction occurred at the beginning of the periods presented.

      (5) Earnings per share and outstanding share amounts have been adjusted to reflect a 5 for 1 reverse split which was effective December 1, 1995.